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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT:  OCTOBER 31, 1997


                      DAYTON HUDSON RECEIVABLES CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Minnesota
                                    ---------
                 (State or other jurisdiction of incorporation)



       0-26930                                         41-1812153
       -------                                         ----------
(Commission File Number)                (I.R.S. Employer Identification Number)




                      Dayton Hudson Receivables Corporation
                             80 South Eighth Street
                             14th Floor, Suite 1401
                          Minneapolis, Minnesota 55402
                                  (612)370-6530
               (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)



                               Page 1 of 11 Pages
                       The Exhibit Index Appears on Page 3

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ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificate for the Monthly Period ended October 4, 1997 and the Monthly Certificateholders' Statement for the Monthly Period ended October 4, 1997, both with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on October 22, 1997, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on October 27, 1997.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders' Statement is filed as Exhibit 20.2 to this Report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 1997

                         DAYTON HUDSON RECEIVABLES CORPORATION


                         By:       /s/ Stephen C. Kowalke

                         Name:     Stephen C. Kowalke
                         Title:    Vice President and Treasurer

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                                  EXHIBIT INDEX


                                                            SEQUENTIALLY
 EXHIBIT NUMBER                  DESCRIPTION                NUMBERED PAGE
 --------------                  -----------                -------------

          20.1             Monthly Servicer's                    4
                           Certificate for the
                           Monthly Period ended
                           October 4, 1997.

          20.2             Monthly                               6
                           Certificateholders'
                           Statement for the Monthly
                           Period ended October 4,
                           1997.